Verra Mobility Q2 2022 Investor Presentation For the Quarter Ended June 30, 2022 Investor Overview Exhibit 99.3

Forward-looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility” or the “Company”) are based on current expectations and judgements of the Company as of the date of this release. The Company disclaims any intent or obligation to update forward-looking statements hereafter. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to (1) the impacts on our operations and business resulting from our delayed 2021 Form 10-K filing (2) the disruption to our business and results of operations as a result of the COVID-19 pandemic; (3) the impact of the COVID-19 pandemic on our revenues from key customers in the rental car industry and from photo enforcement programs; (4) customer concentration in our Commercial Services and Government Solutions segments; (5) decreases in the prevalence of automated photo enforcement or the use of tolling; (6) risks and uncertainties related to our government contracts, including but not limited to administrative hurdles, legislative changes, termination rights, audits and investigations; (7) decreased interest in outsourcing from our customers; (8) our ability to properly perform under our contracts and otherwise satisfy our customers; (9) our ability to compete in a highly competitive and rapidly evolving market; (10) our ability to keep up with technological developments and changing customer preferences; (11) the success of our new products and changes to existing products and services; (12) our ability to successfully integrate our recent or future acquisitions; (13) failures in or breaches of our networks or systems, including as a result of cyber-attacks; and (14) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. These risks, uncertainties and other factors are further described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents filed with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Free Cash Flow and Free Cash Flow Conversion. Free Cash Flow is defined as cash flows from operating activities minus capital expenditures, and Free Cash Flow Conversion is defined as Free Cash Flow divided by Adjusted EBITDA. These non-GAAP financial measures may be determined or calculated differently by other companies. As a result, they may not be comparable to similarly titled performance measures presented by other companies. Reconciliations of these non-GAAP measurements to the most directly comparable GAAP financial measurements have been provided elsewhere in this presentation. Verra Mobility uses these non-GAAP financial metrics to measure its performance from period to period both at the consolidated level as well as within its operating segments, to evaluate and fund incentive compensation programs and to compare its results to those of its competitors. In addition, the Company also believes that these non-GAAP measures provide useful information to investors regarding financial and business trends related to the Company’s results of operations and that when non-GAAP financial information is viewed with GAAP financial information, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. These non-GAAP measures have certain limitations as analytical tools and should not be used as substitutes for net income, cash flows from operations, earnings per share or other consolidated income or cash flow data prepared in accordance with GAAP.

# Verra Mobility At-a-Glance

1 2 3 4

## TTM 2Q22 Key Metrics

| Total Revenue[1] | Re-occurring Revenue[2] |
|---|---|
| $690M | 90% |

| Adj EBITDA[1] | Adj. EBITDA Margin |
|---|---|
| $326M | 47% |

| Free Cash Flow[1] | FCF/AEBITDA Conversion[3] |
|---|---|
| $213M | 65% |



**~1,500**
Employees Globally

**~2,400**
Customers Served Globally

## Commercial Services

### #1 Provider

of **toll management** to rental car companies ("RAC") and fleet management companies ("FMC") in North America

## Government Solutions

### #1 Provider

of **road safety cameras** in the world, partnering with ~300 jurisdictions and school districts

## Parking Solutions (T2 Systems)

### #1 Provider

of **parking solutions** to large universities in North America, serving ~2,000 customers with end-to-end solutions

## Market-leading financial profile across a range of attractive markets

VERRA MOBILITY

[1] Based on historical financials
[2] Based on company analysis
[3] Represents Free Cash Flow divided by Adj. EBITDA for TTM 2Q22

3

# Positioned for Continued Growth & Profitability

| | Commercial Services (~42%[1]) | Government Solutions (~46%[1]) | Parking Solutions (~12%[1]) |
|---|---|---|---|
| **Business Segment** | Market leader in toll and violation management for commercial fleets | Industry leader in automated traffic enforcement for cities and school districts | Leading technology provider of end-to-end parking management solutions in North America |
| **L/T Core Revenue Growth** | **HSD** | **MSD** | **HSD** |

| | Commercial Services | | Government Solutions | | Parking Solutions | |
|---|---|---|---|---|---|---|
| **Historical Key Financials** | Srvc Revenue CAGR 2018-2Q22 TTM | TTM Adj. EBITDA Margin | Srvc Revenue CAGR 2018-2Q22 TTM | TTM Adj. EBITDA Margin | Cumulative Revenue Post-closing [2] | Cumulative Adj. EBITDA Margin post-closing [2] |
| | **10%** | **65%** | **22%** | **35%** | **$44M** | **20%** |

| | Commercial Services | | | Government Solutions | | | | Parking Solutions | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **Core Products and Solutions** | Toll Services | Violation Processing | Title & Registration | Speed Safety | Transit Bus Lane Enforce | School Bus Stop-Arm Safety | Red-Light Safety | SaaS | Services | Hardware |

## High quality businesses with market leadership positions & differentiated solutions

VERRA MOBILITY

[1] Based on expected FY 2022 results.
2 Cumulative results as of 2021 closing date - December 7th 2021

4

Key End Markets Verra Mobility Value Proposition Verra Mobility Business Segments Key Benefits to Customers Urban Mobility Traffic Management Parking & Curbside Management Road Usage Charging Solutions that enable government agencies to maximize new revenue sources and achieve safety and sustainability targets while increasing efficiency for use of existing infrastructure Government Solutions Parking Solutions Reduce congestion and carbon emissions Increase traffic flow and safety Maximize revenue and driver compliance Connected Fleet Solutions Fleet Administration Telematics Vehicle Payments Tech-enabled solutions for fleets (e.g., rental), increasing efficiency of processes (e.g., payments, registration) and optimizing asset utilization (e.g., location tracking) Commercial Services Maximize fleet utilization Simplify payments Enhance driver safety and compliance Large, Growing and Attractive Markets Business segments well-positioned to expand into attractive market adjacencies

Commercial Services Leading Fleet Mobility Solutions Provider Strategic Advantages Strategic moat based on large scale and deep integrations with our customers and key partners Proprietary cloud applications and processes that automate workflows and reduce complexity Well-positioned to deploy software defined solutions in the emerging connected vehicle ecosystem Growth Playbook Global Expansion US Europe Grow Core Business Organic Growth HSD L/T TAM $7B Sales by Geography Commercial Services Segment Sales by Solution 10% CAGR +10% CAGR Violations Tolling Title & Registration and Other Segment Revenue ($M) Adj. EBITDA ($M) *2020 & 2021 COVID-19 impacted Market position creates platform for long-term growth in attractive markets Emerging Opportunities

Government Solutions Leading Global Provider Poised for L/T Growth 1) Includes revenue and adjusted EBITDA contributions from acquisition of Redflex Holdings effective June 17, 2021 7 Strategic Advantages Long-term relationships with state and local governments Complete solutions reduce risk and time to deploy Capacity to scale to meet evolving customer needs Market-leading technologies Growth Playbook Expansion Opportunities Core Business Growth Adjacent Opportunities North  America Rest of World Organic Growth MSD L/T TAM $11B Sales by Geography Government Solutions Segment 1 Sales Breakdown Product Service Segment Revenue ($M) Adj. EBITDA ($M) Diverse portfolio with high recurring service revenue +18% Organic CAGR +24% CAGR Redflex

T2 Systems Leading Parking Solutions Partner Strategic Advantages #1 market position in large universities Diversified product portfolio that scales and provides end-to-end solutions Well-positioned for market growth driven by urbanization Growth Playbook Capitalize On Emerging Opportunities Grow Core Business Open New Market Segments Services Hardware Adj. EBITDA $9M Total Revenue $44M Sales Breakdown 2 Q2 2022 Cumulative Financial Results post-closing 3 Years of Experience 28 Renewal Rate 98% Customers Across North America 2,000+ Annual Parking Commerce Processed $2.5B Strong foundation, relationships and portfolio to enable long-term growth  NA TAM1 $4B SaaS 1 Represents North American Total Addressable Market 2 Based on YTD actual revenue breakdown 2022 3 Cumulative results as of 2021 closing date - December 7th, 2021

1 Strengthen Core Market Positions Similar market, similar products Leverage “best of both” to optimize the combined business Key Value Driver: Cost synergies 2 Accelerate Growth in Adjacent Markets Enter new customer segment or geography Add to product portfolio for existing customers Key Value Driver: Cost & revenue synergies 3 Expand into Emerging Opportunities in Connected Fleets and Urban Mobility Selectively enter new markets where VRRM’s customer relationships, products, or capabilities can be leveraged Key Value Driver: Stand-alone value, revenue synergies M&A Supports Verra Mobility’s Growth Strategy Strong track record of executing M&A in each growth area

M&A Framework – A Repeatable Formula for Returns on M&A Delivering shareholder value through disciplined M&A Strategic Fit Integration Focus Price Discipline Market Strong growth potential High barriers to entry Company Market leadership Revenue durability and predictability (e.g., recurring) History of growth and cash flow Value-Add Opportunities Significant cost and revenue synergy opportunities Integration Strategy Full integration for cost synergies Selective integration for revenue synergies Execution Drive accountability and ownership Short-term synergy targets Long-term ROIC targets Culture Cultural fit Returns Returns > cost of capital1 ROIC focus Cash Flow Cash-flow focused, discounted-cash-flow modeling (DCF) Cost synergies define upper limit to deal price Margin of safety Upside for shareholder value creation 1. The cost of capital referenced here refers to the cost of capital associated with the acquisition target

$690 $551 Core Businesses Drive Strong Free Cash Flow Conversion and Consistent Organic Growth Total Revenue CAGR 19% 13% Organic 53% 54% 46% 47% Adj EBITDA CAGR 15%2 49% Redflex & T2 Systems Core Total Revenue ($M) Adjusted EBITDA & Margins ($M) Re-occurring Revenue1 90% Free Cash Flow % Adj. EBITDA 43% 13% 62% 65% 43%3 1 Based on company estimates and calculated on a TTM basis through 2Q 2022 2 Adjusted EBITDA CAGR includes the impact of Redflex and T2 Systems acquisitions 3 Adjusted for impact of SPAC merger transaction costs and one-time business transformation expenses Results in over $400 million of free cash flow generated during this period 3

# Strong, Flexible Balance Sheet + Robust Cash Flow

## Capital Summary & Financial Highlights ($M)

| June 30, 2022 | |
|---|---|
| Cash & Cash Equivalents | **$86** |
| Debt | **$1,243** |
| Shareholder's Equity | **$244** |
| Available Credit (Revolving Credit Facility) | **$69** |
| Cash & Cash Equivalents | **$86** |
| **Total Available Liquidity** | **$155** |

## Net Leverage Improvement ($M)



$854
$871
$1,172
$1,152
$1,157
4.1x
3.7x
4.3x
3.8x
3.5x
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

## Weighted Avg. Debt Maturity of ~7 Years[1] ($M)



$9
$9
$9
$9
$9
$9
$841
$350
2022
2023
2024
2025
2026
2027
2028
2029

**Consistent cash generation enables rapid de-levering & no debt maturities until 2028**

VERRA MOBILITY

[1] Term Loan Debt has a 2028 Maturity; priced at LIBOR + 325 bps; $9 million mandatory debt amortization. Fixed Rate debt priced at 5.500% and due 2029.

12

# Demonstrated History of Disciplined Capital Allocation

## 2017 – 2021 PF Capital Deployment[1] ($M)



Capex
8%
15%
Share Buybacks [1]
~$1.5B
Capital Deployed
M&A
77%

## Capital Allocation Snapshot ($M)

### 1 Organic Investment

- Revenue generating capital expenditures (e.g., cameras)
- Proprietary software development
- Minimal maintenance capital

### 2 Strategic M&A

- Approximately $1.2B invested last 5 years
- Augment scale and enter new market segments / geographies

### 3 Share Buybacks[1]

- $225 million returned/authorized in the past 4 quarters
- Repurchases to offset Platinum exit, enhanced by opportunistic buys

**Demonstrated ability to allocate capital across multiple accretive opportunities**

VERRA MOBILITY

[1] Pro Forma for $125 million authorized May 2022

13

2022 Updated Financial Outlook Increasing 2022 full-year guidance as the business continues to deliver Total Revenue ($M) +2.1% Adjusted EBITDA ($M) +2.5% Strong secular trends driving service revenue growth…travel demand remained robust through the 1st half of 2022 Product revenue expected roughly in line with previous guidance Adjusted EBITDA margins reflect full year results of recent acquisitions (Redflex and T2 Systems)

15 Appendix

# Verra Mobility Quarterly Results

## 2020 - 2022

| Unaudited ($ in millions) | Full Year 2020 | Q1 2021 | Q2 2021 | Q3 2021 | Q4 2021 | Full Year 2021 | Q1 2022 | Q2 2022 |
|---|---|---|---|---|---|---|---|---|
| Service revenue | $336.3 | $89.8 | $116.4 | $141.8 | $144.8 | $492.8 | $161.1 | $174.5 |
| Product sales | 57.3 | 0.1 | 12.2 | 20.3 | 25.1 | 57.7 | 9.3 | 13.0 |
| Total revenue | $393.6 | $89.9 | $128.7 | $162.1 | $170.0 | $550.6 | $170.4 | $187.5 |
| Cost of service revenue | 4.0 | 0.9 | 1.3 | 1.4 | 1.7 | 5.3 | 3.8 | 3.7 |
| Cost of product sales | 29.6 | 0.0 | 6.1 | 9.4 | 14.2 | 29.8 | 6.0 | 8.3 |
| Operating expenses | 115.7 | 30.5 | 36.4 | 48.3 | 48.1 | 163.4 | 51.1 | 55.2 |
| Selling, general and administrative expenses | 89.7 | 28.4 | 26.2 | 31.6 | 37.2 | 123.4 | 41.6 | 40.2 |
| Depreciation, amort, and (gain) loss on disposal of assets, net | 116.8 | 28.3 | 27.0 | 29.5 | 32.0 | 116.8 | 35.9 | 34.9 |
| Total costs and expenses | $355.8 | $88.1 | $97.2 | $120.2 | $133.2 | $438.7 | $138.4 | $142.3 |
| Income (loss) from operations | 37.8 | 1.8 | 31.5 | 41.9 | 36.7 | 111.9 | 32.0 | 45.2 |
| Interest expense, net | 40.9 | 9.2 | 11.7 | 11.6 | 12.5 | 44.9 | 14.3 | 14.5 |
| Change in fair value of private placement warrants | 1.1 | 2.1 | 8.1 | (5.1) | 2.5 | 7.6 | 3.7 | (6.6) |
| Tax receivable agreement adj | 6.9 | - | 1.7 | - | (2.7) | (1.0) | - | (1.0) |
| Loss on extinguishment of debt | - | 5.3 | - | - | - | 5.3 | - | - |
| Other (income) expense, net | (11.9) | (3.0) | (2.8) | (3.5) | (3.6) | (12.9) | (2.9) | (4.0) |
| Total other expense | $37.0 | $13.6 | $18.6 | $3.1 | $8.7 | $44.0 | $15.1 | $2.9 |
| Income (loss) before income taxes | 0.9 | (11.8) | 12.9 | 38.8 | 28.0 | 67.9 | 16.9 | 42.3 |
| Income tax provision (benefit) | 5.4 | (2.9) | 8.9 | 11.5 | 8.9 | 26.5 | 6.8 | 12.6 |
| Net (loss) income | ($4.6) | ($8.9) | $4.0 | $27.3 | $19.1 | $41.4 | $10.0 | $29.6 |
| **Bridge to adj. EBITDA** | | | | | | | | |
| **Net (loss) income** | ($4.6) | ($8.9) | $4.0 | $27.3 | $19.1 | $41.4 | $10.0 | $29.6 |
| Interest expense, net | 40.9 | 9.2 | 11.7 | 11.6 | 12.5 | 44.9 | 14.3 | 14.5 |
| Income tax provision (benefit) | 5.4 | (2.9) | 8.9 | 11.5 | 8.9 | 26.5 | 6.8 | 12.6 |
| Depreciation and amortization | 116.6 | 28.2 | 27.0 | 29.5 | 32.0 | 116.8 | 35.7 | 34.5 |
| **EBITDA** | **$158.3** | **$25.6** | **$51.6** | **$80.0** | **$72.5** | **$229.6** | **$66.8** | **$91.3** |
| Transaction and other related | 1.9 | 4.1 | 3.3 | 2.7 | 3.8 | 14.0 | 0.2 | 0.3 |
| Transformation expense | 1.1 | 0.3 | 0.4 | 0.8 | 0.2 | 1.7 | 0.1 | 0.2 |
| Loss on extinguishment of debt | - | 5.3 | - | - | - | 5.3 | - | - |
| TRA adjustment | 6.9 | - | 1.7 | - | (2.7) | (1.0) | - | (1.0) |
| Change in fair value of private placement warrants | 1.1 | 2.1 | 8.1 | (5.1) | 2.5 | 7.6 | 3.7 | (6.6) |
| Stock-based compensation | 12.6 | 2.9 | 3.6 | 3.7 | 3.6 | 13.8 | 4.4 | 4.6 |
| **Adjusted EBITDA** | **$181.8** | **$40.3** | **$68.6** | **$82.1** | **$80.0** | **$270.9** | **$75.3** | **$88.8** |

VERRA MOBILITY

Confidential & Proprietary 16

Verra Mobility Quarterly Results Segment Results of Operations Unaudited ($ in millions) Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Q1 2022 Q2 2022 Total Revenue Commercial Services $180.9 $45.7 $66.5 $77.3 $71.5 $260.9 $73.5 $84.9 Segment Adj EBITDA Commercial Services $97.2 $22.6 $42.8 $51.3 $43.8 $160.4 $46.6 $56.5 Unaudited ($ in millions) Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Q1 2022 Q2 2022 Total Revenue Government Solutions $212.7 $44.2 $62.2 $84.8 $92.0 $283.2 $78.8 $83.5 Segment Adj EBITDA Government Solutions $84.7 $17.8 $25.8 $30.7 $33.6 $107.9 $25.5 $29.2 Unaudited ($ in millions) Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Q1 2022 Q2 2022 Total Revenue Parking Solutions $0.0 $0.0 $0.0 $0.0 $6.5 $6.5 $18.1 $19.1 Segment Adj EBITDA Parking Solutions $0.0 $0.0 $0.0 $0.0 $2.6 $2.6 $3.2 $3.0 Commercial Services Government Solutions Parking Solutions Confidential & Proprietary

Verra Mobility Free Cash Flow Reconciliation, incl. % of Adj. EBITDA ($MM) 2018 2019 2020 2021 TTM 2Q22 Adjusted EBITDA $ 198 $ 241 $ 182 $ 271 $ 326 Net cash provided by operating activities $ 46 $ 134 $ 47 $ 193 $ 252 Transaction and other related expenses 57 - - - - Transformation expenses 9 - - - - Adjusted Net cash provided by operating activities 1 $ 112 $ 134 $ 47 $ 193 $ 252 Purchases of installation and service parts and property and equipment (27) (30) (24) (25) (39) Free Cash Flow $ 85 $ 104 $ 23 $ 168 $ 213 Free Cash Flow Conversion % 43% 43% 13% 62% 65% 1 Adjusted for impact of SPAC merger transaction costs and one-time business transformation expenses

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